SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                        DATE OF REPORT: DECEMBER 31, 1997

                            MARGO NURSERY FARMS. INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
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        PUERTO RICO                                 0-15336                        66-0550881
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
(State or other juris-                           (Commission                 (IRS Employer
diction of incorporation)                         File Number)               Identification Number
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ROAD 690, KILOMETER 5.8 VEGA ALTA, PUERTO RICO              00692
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(Address of principal executive offices)               (Zip Code)

Registrant's telephone number, including area code: (787) 883-2570

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ITEM 6.           OTHER EVENTS

                  On December 31, 1997, Margo Nursery Forms, a Florida corporation ("Margo Farms"), merged with and into Margo Transition Corp., a Puerto Rico corporation ("New Margo"), and a wholly-owned subsidiary of Margo Farms, pursuant to an Agreement and Plan of Merger dated November 17, 1997 (the "Merger Agreement") between Margo Farms and New Margo. The purpose of the merger (the "Merger") was to change the jurisdiction of incorporation of Margo Farms to Puerto Rico from Florida.

                  Pursuant to the Merger Agreement, New Margo changed its name to "Margo Nursery Farms, Inc." and will continue to operate the same business previously conducted by Margo Farms. All holders of Margo Farms Common Stock became holders, on a share-for-share basis, of shares of Common Stock of New Margo representing the same equity interest in New Margo as they previously held in Margo Farms. The Merger did not significantly affect the rights of the shareholders of Margo Farms. The consolidated capitalization, assets and liabilities of New Margo will be substantially the same as Margo Farms immediately prior to the Merger. In addition, the same persons serve as officers and directors of both companies. The Merger Agreement was approved by the shareholders of Margo Farms at a special shareholders meeting held on December 15, 1997. A copy of the Merger Agreement is filed as a an exhibit to this Current Report on Form 8-K.

                  In connection with the Merger, New Margo has succeeded to all of the obligations of Margo Farms under the Securities Exchange Act of 1934.

ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
                  AND EXHIBITS

                  a.       Financial Statements

                           None.

                  b.       Pro Forma Financial Information

                           None.

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         c.       Exhibits

         EXHIBIT NO.            DESCRIPTION
         -----------            -----------
              1                 Agreement and Plan of Merger dated
                                November 17, 1997 by Margo Nursery
                                Farms, Inc. and Margo Transition Corp.

              2(a) Articles of Merger of Margo Nursery Farms, Inc. into Margo Transition
                                Corp., dated December 15, 1997.

              2(b) Certificate of Merger of Margo Nursery Farms, Inc. into Margo Transition Corp., dated December 15, 1997.

              99                Press Release dated January 5, 1998.


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     MARGO NURSERY FARMS, INC.

                                     By:     /S/ ALFONSO ORTEGA
                                             ----------------------------------
                                             Alfonso Ortega
                                             Vice President and Chief Financial
                                             Officer

Date: January 8, 1998

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